Exhibit 32
WIPRO LIMITED
CERTIFICATE OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Azim H. Premji, Chief Executive Officer of Wipro Limited, hereinafter referred to as the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Azim H. Premji
Azim H. Premji
Chief Executive Officer

I, Suresh C. Senapaty, Chief Financial Officer of Wipro Limited, hereinafter referred to as the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Quarterly Report of Wipro Limited on Form 6-K for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	information contained in such Quarterly Report on Form 6-K fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Suresh C. Senapaty
Suresh C. Senapaty
Chief Financial Officer

Date: August 15, 2005